UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
March 12, 2024
CAMPBELL SOUP COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	1-3822	21-0419870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Campbell Place
Camden, New Jersey 08103-1799
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital Stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 12, 2024, Campbell Soup Company, a New Jersey corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) to announce the completion of its acquisition of Sovos Brands, Inc., a Delaware corporation (“Sovos”), pursuant to the Agreement and Plan of Merger, dated August 7, 2023, among the Company, Sovos and Premium Products Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Transaction”).

This amendment amends and supplements the Original Form 8-K solely to provide the financial statements and pro forma financial information relating to the Transaction required under Item 9.01 of Form 8-K as set forth below, which are incorporated herein by reference, and which were excluded from the Original Form 8-K in reliance on the instructions to such item. This amendment reports no other updates or amendments to the Original Form 8-K. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Sovos would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after completion of the Transaction.

Item 9.01 – Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

Audited consolidated balance sheets as of December 30, 2023 and December 31, 2022 and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the fiscal years ended December 30, 2023, December 31, 2022 and December 25, 2021 of Sovos included in Item 8 of Sovos’s Annual Report on Form 10-K (File No. 001-40837) filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2024, are included in Exhibit 99.1 and incorporated herein by reference.

(b)    Pro Forma Financial Information

The following unaudited pro forma financial information is attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Statement of Earnings for the six months ended January 28, 2024;

(ii)	Unaudited Pro Forma Combined Statement of Earnings for the year ended July 30, 2023;

(iii)	Unaudited Pro Forma Combined Balance Sheet as of January 28, 2024; and

(iv)	Notes to Unaudited Pro Forma Combined Financial Statements.

(d)    Exhibits

The following exhibits are filed as a part of this Form 8-K/A:

23	Consent of Deloitte & Touche LLP (with respect to Sovos).
99.1
Audited consolidated balance sheets as of December 30, 2023 and December 31, 2022 and the related consolidated statements of operations, comprehensive income, stockholders’ equity, and cash flows for each of the fiscal years ended December 30, 2023, December 31, 2022 and December 25, 2021 of Sovos are incorporated by reference to Item 8 of Sovos’s Annual Report on Form 10-K (File No. 001-40837) filed with the SEC on February 28, 2024.

99.2	Unaudited Pro Forma Combined Financial Information.
104	The cover page from this Current Report on Form 8-K/A formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: May 21, 2024	By:	/s/ Carrie L. Anderson
Carrie L. Anderson
Executive Vice President and Chief
Financial Officer